Investment in Affiliate - Summary of Financial Information Accounted by Equity Method Investment (Detail) (JPY ¥) In Millions, unless otherwise specified	Mar. 31, 2013	Mar. 31, 2012
Financial Position:
Property and equipment, net	¥ 11,090	¥ 11,361
Other assets, net	18,884	19,569
Total assets	29,974	30,930
Debt	8,400	7,642
Other liabilities	12,260	14,335
Noncontrolling interest	95	83
Total Resort Solution stockholders' equity	9,219	8,870
Total liabilities and equity	¥ 29,974	¥ 30,930